UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21687

Fiduciary/Claymore Dynamic Equity Fund

(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL	60532

(Address of principal executive offices)	(Zip code)

Nicholas Dalmaso, Chief Legal and Executive Officer

Fiduciary/Claymore Dynamic Equity Fund

2455 Corporate West Drive, Lisle, IL 60532

(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 505-3700

Date of fiscal year end: November 30

Date of reporting period: May 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SemiAnnual Report

May 31, 2005

Unaudited

Fiduciary/Claymore Dynamic Equity Fund

HCE

FIDUCIARY ASSET MANAGEMENT

CLAYMORE®

www.fiduciaryclaymore.com

...your path to the LATEST, most up-to-date INFORMATION about the Fiduciary/Claymore Dynamic Equity Fund

The shareholder report you are reading right now is just the beginning of the story. Online at fiduciaryclaymore.com, you will find:

•	Daily, weekly and monthly data on share prices, distributions, dividends and more

•	Monthly portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Fiduciary Asset Management and Claymore are constantly updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 | SemiAnnual Report | May 31, 2005

HCE | Fiduciary/Claymore Dynamic Equity Fund

Dear Shareholder |

We are delighted to submit the first semiannual shareholder report for Fiduciary/Claymore Dynamic Equity Fund for the period April 29, 2005 through May 31, 2005. As you may know, the Fund’s investment objective is to provide a high level of current income and current gains and, to a lesser extent, capital appreciation. To seek to achieve that objective, the Fund invests in a diversified portfolio of equity securities, and employs a covered call options overlay on a substantial portion of the fund’s portfolio to support income.

Fiduciary Asset Management, LLC is the Fund’s sub-adviser and manages a wide range of institutional products and is one of the leading managers of hedged equity investments. Fiduciary currently has approximately $16 billion in client assets under management.

The Fund posted strong performance in this brief fiscal period – April 29, 2005 through May 31, 2005. On a net asset value (NAV) basis, the Fund closed on May 31, 2005 at $19.57 per share. Based on a share NAV of $19.10 at Fund inception on April 29, 2005, this closing NAV represents a 2.46% gain. The Fund’s market value per share remained steady at $20.00.

After the close of the fiscal period, the Fund declared its initial quarterly dividend of $0.425 per share, representing a distribution yield of 8.50% based on the Fund’s initial offering price of $20.00. Dividends will be paid on August 31, 2005 to shareholders of record as of August 15, 2005. The ex-dividend date will be August 11, 2005.

We’d like to encourage shareholders to consider the opportunity to reinvest their dividends from the Fund through the Dividend Reinvestment Plan (DRIP) that is described in detail on page 22 of this report.

If shares should trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, should the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued

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HCE | Fiduciary/Claymore Dynamic Equity Fund | Dear Shareholder continued

common shares at NAV, subject to an IRS limitation that the purchase price can not be more than 5% below the market price per share. The DRIP provides a low-cost means to accumulate additional shares and enjoy the benefits of compounding returns over time.

To learn more about the fund’s performance over this fiscal period, we encourage you to read the Questions & Answers section of the report on page 5. You’ll find information on Fiduciary Asset Management’s investment philosophy and discipline and their views on the overall market environment and how they structured the portfolio based on those views.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.fiduciaryclaymore.com.

Sincerely,

Nicholas Dalmaso Chief Executive Officer, Fiduciary/Claymore Dynamic Equity Fund

July 14, 2005

4 | SemiAnnual Report | May 31, 2005

HCE | Fiduciary/Claymore Dynamic Equity Fund

Questions & Answers |

Fiduciary/Claymore Dynamic Equity Fund (HCE) is managed by Fiduciary Asset Management, LLC. In the following interview, Co-Portfolio Managers Mohammed Riad and K. Timothy Swanson, CFA, discuss how they structured the portfolio and the Fund’s performance since its commencement of operations on April 29, 2005 through May 31, 2005.

Will you provide your thoughts on the economy and markets and how they impacted your structure of the portfolio?

At the time of the Fund’s commencement of operations, April 29, 2005, we were optimistic about the U.S. equity markets and had expectations of above-average economic growth. However, we were cautious in our assessment of what might emerge on a short-term basis. The Federal Reserve Board had continued its trend of raising short-term interest rates in an effort to keep inflation at bay. It was uncertain just how aggressive the Federal Reserve Board might ultimately be with this tightening program and to what extent it might temper economic growth and impact certain market sectors. We were also concerned by data that suggested money supply had slowed, which can be another factor in a slowing economy.

This caution manifested itself in our somewhat defensive portfolio structure. For example, we maintained exposure to financial stocks, but held a much smaller position than financials represented in the Standard & Poor’s 500 Index (S&P 500). That’s because, historically, financial stocks tend to weaken in flattening yield-curve envi-ronments. We also held a relatively large position in health care stocks which are typically considered to be more defensive securities that can perform well even in a rising rate environment. Our options strategy was another example of our caution as we were conservative in the calls we sold against the stocks. Finally, we employed a relatively low call-on-call program than we would have used otherwise.

A couple weeks into the Fund’s life, inflation data began to improve and with it there seemed to be a shift in market perception that the Fed’s policy might not be as aggressive as previously expected. Our short-term view improved, and we altered our options overlay accordingly to take advantage of rising equity prices that followed the positive data releases. Specifically, we actively moved (‘rolled’) our option-strategy to higher strike prices on individual securities, in order to capture some of the appreciation in price as the underlying equities moved higher.

How did the Fund perform given this structure and economic backdrop?

While our initial concerns of a short-term slow down were not realized, the portfolio still performed quite well in this brief period. We attribute the positive performance to our active management of the Fund’s options, which enabled us to capture both income and partial appreciation for the portfolio. On a net asset value (NAV) basis, the Fund posted a gain of 2.46% since its inception of April 29, 2005 through May 31, 2005. The Fund’s market value remained steady at $20.00.

After the close of the fiscal period, the Fund declared its initial quarterly dividend of $0.425 per share, representing a distribution yield of 8.50% based on the Fund’s initial offering price of $20. Dividends will be paid on August 31, 2005 to shareholders of record as of August 15, 2005. The ex-dividend date will be August 11, 2005.

Will you provide an overview on the Fund’s security selection process?

Our security selection process is what we believe differentiates Fiduciary Asset Management from many other asset managers. We start with a top-down approach, meaning we closely analyze macroeconomic and market factors to determine where we are in the current economic or market cycle. Some of the information we study includes interest rates, fiscal and monetary policy, inflation, the US Dollar, and corporate profits, among other data. Our research directs us to the industries that, in our opinion, provide the best near-term opportunity given the market cycle. Our findings are also a key determinant in how we employ our options strategies at any given time.

After identifying industries in which we want to invest, we look for companies that are leaders in their respective markets with what we believe to be clean balance sheets, growing cash flow potential and top-line historical

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HCE | Fiduciary/Claymore Dynamic Equity Fund | Questions & Answers continued

growth. We use a proprietary quantitative screening process that presents companies that are not only strong today, but those that are forecasting better earnings and cash flows moving forward. After candidates are pin-pointed, we conduct selected fundamental company research and analysis to help confirm our thesis on the stocks. Our fundamental research considers data provided by Wall Street analysts, but not their opinions. Generally, we don’t speak directly with company management because we believe their views are subjective and often guarded and therefore not helpful with our analyses. Our top-down process typically leads us to a portfolio that is diversified across market sectors and individual securities. As of May 31, 2005, the Fund held 54 common stocks.

Our sell discipline is part and parcel of our top-down investment discipline. Although many industries can prosper throughout the various stages of a market cycle including select healthcare and technology equities, many will not. That said we will sell a stock – even if the company’s fundamentals appear to be strong – if our research suggests that the industry or market sector no longer looks attractive. You’ll see that much of the portfolio will change as we move through an economic cycle. This is another point of differentiation for Fiduciary. Many managers buy and hold stocks based on fundamentals alone regardless of the economic cycle. We believe that the economy, in addition to operating fundamentals, should be considered when deciding whether to shift out of a security. That’s why we regularly monitor the portfolio to make sure the Fund’s stocks validate the findings of our top-down research. Remaining true to our top-down discipline, we believe, is critical to the long-term success of the Fund.

Which sectors of the Fund helped performance?

The Fund benefited from its holdings in consumer discretionary and technology stocks during the period.

In the consumer discretionary sector, the Fund’s position in Nordstrom, a high-end department store made strong gains after their earnings surpassed analysts’ expectations, and they revised full year 2005 earning guidance higher. As of May 31, 2005, Nordstrom represented 1.8% of the Fund’s long-term holdings. After a brief break in March and April, investor interest in the housing market heated up again in May, as did our position in Lennar Corp., a home builder. As of May 31, Lennar represented 2.2% of the Fund’s long-term holdings.

The Fund’s semiconductor and computer peripherals stocks also prospered. Broadcom Corporation, a semiconductor company, continued to strengthen its dominance in the broadband communications and networking niche and as a result posted strong performance. Texas Instruments Inc., another semiconductor holding gained ground as they rolled out new peripheral technology at favorable price points. After weakness in early 2005, Dell Computer moved higher as the company bested Wall Street expectations, and as sentiment on the personal computer market improved. As of May 31, Broadcom, Texas Instruments and Dell represented 1.4%, 2.4% and 3.5% of the Fund’s long-term holdings respectively.

What is an equity option?

An equity option is a contract which conveys to its holder the right, but not the obligation to buy (in the case of a call) or sell(in the case of a put) shares of the underlying security at a specified price (the strike price) on or before a pre-determined date (the expiration date). After this pre-determined date, the option and its corresponding rights expire. For example, the seller of a call option on a common stock is obligated, until the expiration date, to sell underlying shares of the common stock to the holder of the option at the specified price upon the holder’s request. The price of the option is determined from trading activity in the options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date.

Which Fund sectors or individual securities held back performance?

The Fund’s underweight position in financial stocks relative to the S&P 500 was the primary detractor of performance during the brief period. As mentioned previously, financials represented a relatively small position in the Fund due to our concerns about how

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HCE | Fiduciary/Claymore Dynamic Equity Fund | Questions & Answers continued

long the Fed’s interest rate tightening policy might last. Specifically, we chose to hold comparatively small positions in banks, thrifts and insurance companies. Historically, those are the types of stocks that tend to suffer as the yield curve flattens. Our concerns led us to designing a conservative options strategy overlay on the Fund’s financial stocks. This defensive positioning hurt performance as our fears about rapidly rising rates were overcome by more moderate economic and inflation data, and the most interest-rate sensitive stocks – including those in which we held relatively small positions – rallied in May.

As investor fears regarding a more aggressive Federal Reserve tightening cycle began to wane, we began to increase our exposure to financial stocks, building our position in broker/dealer stocks such as Lehman Brothers, Goldman Sachs and Bear Sterns. As of May 31, Lehman Brothers, Goldman Sachs and Bear Sterns represented 2.2%, 1.9% and 1.4% of the Fund’s long-term holdings respectively. However, the Fund’s financial position remains more conservative than the S&P financial sector weighting. As of May 31, 2005, financials represented 12.7% of long-term holdings vs. 20.15% within the S&P 500. At the start of the period, April 29, 2005, financials represented 7.1% of the portfolio’s assets. While the economic environment continues to indicate lower inflation risks and a moderating global economy, we’re not convinced the tightening phase is yet over. Additionally, as short-term rates have risen, longer-term rates have fallen. This has flattened the yield curve. Before we fully commit to financials, we want to be certain this trend will not continue.

You mentioned some of the Fund’s core holdings are in health care. Will you discuss your views on the sector?

We have structured the portfolio with an overweight in health care stocks vs. the S&P 500. As of May 31, 2005, health care holdings represented 16.9% of the Fund’s long-term holdings vs. 13.67% within the S&P 500. Health care stocks tend to be considered fairly defensive and given our caution on the near-term economy, we especially liked the sector. Within health care we have positions in pharmaceuticals, health care services and products. These types of stocks typically perform well throughout an economic cycle. That’s because health care products and services are typically not items or services that people go without because they are concerned about the economy. With that said, our position Zimmer Holdings Inc, a manufacturer of orthopedic implants, disappointed us this period. As of May 31, Zimmer represented 2.0% of the Fund’s long-term holdings. The stock has performed well over time, but struggled in April and May after it was announced that the Department of Justice would review Zimmer and other major orthopedic companies’ payment practices to surgeons for consulting work. We’re of course keeping a close eye on the investigation and will adjust our position in the stock if we believe there is a long-term risk to the Fund. At this point we remain confident in the company’s growth potential especially given its dominant market share and the aging demographics within the U.S.

Will you please tell us about the Fund’s options overlay?

The Fund’s primary objective is to deliver an attractive yield to investors. We employ an actively managed options overlay to help us meet our quarterly distribution goal of 8.5%. As we sought to achieve that yield, we wrote covered calls and other options on 100% of the Fund’s assets this period.

Fiduciary’s options strategy, we believe, is another important point of differentiation as we employ a flexible strategy that is adjusted daily based on changing market conditions. We monitor how our options program affects the portfolio as a whole and make alterations on a stock-by-stock basis to find what we believe is an optimal mix for the Fund. While most of our options are covered calls, we may use other options strategies and employ in- at- and out-of-the-money options to tailor the Fund’s covered call strategy to bull, bear, and flat markets.

As mentioned previously, we were modestly cautious at the start of the period. As the market began to

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HCE | Fiduciary/Claymore Dynamic Equity Fund | Questions & Answers continued

move higher, however, we quickly adjusted our options overlay with a more bullish tilt that favored options that were slightly out-of-the-money. Stock prices climbed throughout the period, and we actively managed the Fund’s options to keep pace with escalating prices – moving many options to higher levels. This enabled the Fund to realize capital appreciation as well as premium income on the calls written. Our active options management was the most beneficial factor in Fund’s performance this period.

Do you have any other comments for shareholders?

We want to thank you for your investment in Fiduciary/Claymore Dynamic Equity Fund. We are pleased with the performance the Fund has provided thus far, and we believe its performance is a result of Fiduciary Asset Management’s disciplined investment process. You can count on our diligence in actively managing both the Fund’s equity portfolio and our options overlay, which we believe will be the cornerstone of the Fund’s future success.

HCE Risks and Other Considerations

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

A strategy of writing (selling) covered call options entails various risks. For example, the correlation between the equity securities and options markets may, at times, be imperfect and can furthermore be affected by market behavior and unforeseen events, thus causing a given transaction to not achieve its objectives. There may be times when the Fund will be required to purchase or sell equity securities to meet its obligations under the options contracts on certain options at inopportune times when it may not be beneficial to the Fund. The Fund will forego the opportunity to profit from increases in the market value of equity securities that it has written call options on, above the sum of the premium and the strike price of the option. Furthermore, the Fund’s downside protection on equity securities it has written call options on would be limited to the amount of the premium received for writing the call option and thus the Fund would be at risk for any further price declines in the stock below that level. Please refer to the Fund’s prospectus for a more thorough discussion of the risks associated with investments in options on equity securities.

Fund Distribution Risk. Pursuant to its distribution policy, the Fund intends to make regular quarterly distributions on its Common Shares. In order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of capital. Such return of capital distributions generally are tax-free up to the amount of a Common Shareholder’s tax basis in the Common Shares (generally, the amount paid for the Common Shares). See “Taxation.” In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.

Market Discount Risk. Whether investors will realize gains or losses upon the sale of Common Shares of the Fund will depend upon the market price of the Common Shares at the time of sale, which may be less or more than the Fund’s net asset value per share. Since the market price of the Common Shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end funds often trade at a discount to their net asset values, and the Fund’s Common Shares may trade at such a discount. This risk may be greater for investors expecting to sell their Common Shares of the Fund soon after completion of the public offering. The Common Shares of the Fund were designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

Investors should consider the investment objectives and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before you invest or send money. For a free prospectus, or to learn more about investment solutions offered by Claymore, please access the link on the literature section of this sight, or contact your securities representative or Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, IL 60532, 800-345-7999.

The Fund’s prospectus offers a more thorough discussion of the risks and considerations associated with an investment in the Fund. Such risks and considerations include, but are not limited to: No Operating History, Not a Complete Investment Program, Equity Risk, Risks Associated with Options on Securities, Call Option Writing Risk, Small- and Mid-Cap Companies Risk, Income Risk, Foreign Securities Risk, Industry Concentration Risk, Interest Rate Risk, Risks Related to Preferred Securities, Inflation Risk, Derivatives Risk, Illiquid Securities Risk, Fund Distribution Risk, Market Discount Risk, Portfolio Turnover Risk, Tax Risk, Other Investment Companies, Management Risk, Current Developments Risks and Anti-Takeover Provisions. There can be no assurance that a percentage of dividends paid on common shares, if any, will consist of qualifying dividend income. Please read the prospectus carefully before you invest or send money.

NOT FDIC-INSURED NOT BANK-GUARANTEED MAY LOSE VALUE

8 | SemiAnnual Report | May 31, 2005

HCE | Fiduciary/Claymore Dynamic Equity Fund

Fund Summary | As of May 31, 2005 (unaudited)

Fund Statistics
Share Price		$20.00
Common Share Net Asset Value		$19.57
Premium/(Discount) to NAV		2.20%
Net Assets ($000)		$111,665

Total Returns
(Inception 4/29/05)	Market	NAV
Since Inception	0.00%	2.46%

Top Sectors	% of Long-Term Investments
Health Care	16.9%
Industrial	16.3%
Consumer Discretionary	15.8%
Telecommunications	14.6%
Financials	12.7%
Technology	12.1%
Energy	7.2%
Materials	4.4%

Top Ten Holdings	% of Long-Term Investments
UnitedHealth Group, Inc.	4.2%
Dell, Inc.	3.5%
General Electric Co.	3.4%
United Technologies Corp.	3.1%
Valero Energy Corp.	3.0%
Phelps Dodge Corp.	3.0%
Procter & Gamble Co.	2.7%
Alltel Corp.	2.7%
NIKE, Inc. - Class B	2.5%
Texas Instruments, Inc.	2.4%

Share Price & NAV Performance

Asset Allocation	% of Net Assets
Common Stocks	91.5%
Purchased Options	8.9%
Short-Term Investments	2.7%
Other Assets in Excess of Liabilities	1.1%
Written Options	(4.2%)

100.0%

Distributions to Shareholders
Quarterly Dividend Per Share	$0.425
Declaration Date	June 27, 2005
Record Date	August 15, 2005
Payable Date	August 31, 2005

SemiAnnual Report | May 31, 2005 | 9

HCE | Fiduciary/Claymore Dynamic Equity Fund

Portfolio of Investments | May 31, 2005 (unaudited)

Number of Shares		Value
	Long-Term Investments 91.5%
	Common Stocks – 91.5%
	Consumer Discretionary – 14.5%
29,600	Best Buy Co., Inc.	$1,611,128
27,900	CVS Corp.	1,530,315
24,800	Harrah’s Entertainment, Inc.	1,780,888
39,100	Lennar Corp. – Class A	2,268,191
31,200	Lowe’s Cos., Inc.	1,784,952
31,000	NIKE, Inc. – Class B	2,548,200
30,400	Nordstrom, Inc.	1,855,616
50,300	Procter & Gamble Co.	2,774,045

		16,153,335

	Energy – 6.6%
21,200	Apache Corp.	1,245,712
29,700	Exxon Mobil Corp.	1,669,140
18,600	Occidental Petroleum Corp.	1,359,846
45,100	Valero Energy Corp.	3,094,762

		7,369,460

	Financials – 11.6%
16,900	American Express Co.	910,065
25,300	American International Group, Inc.	1,405,415
19,500	Bank of America Corp.	903,240
14,100	Bear Stearns Cos., Inc. (The)	1,396,464
6,600	Chicago Mercantile Exchange Holdings, Inc.	1,426,854
34,900	Citigroup, Inc.	1,644,139
20,300	Goldman Sachs Group, Inc.	1,979,250
24,700	Lehman Brothers Holdings, Inc.	2,277,340
19,900	Wachovia Corp.	1,009,925

		12,952,692

	Healthcare – 15.5%
14,000	Amgen, Inc. (a)	876,120
23,800	Cardinal Health, Inc.	1,378,734
22,600	Eli Lilly & Co.	1,317,580
25,200	Medtronic, Inc.	1,354,500
75,600	Pfizer, Inc.	2,109,240
17,100	Quest Diagnostics, Inc.	1,795,500
48,000	Sanofi-Aventis ADR (France)	2,160,000
87,200	UnitedHealth Group, Inc.	4,236,176
26,800	Zimmer Holdings, Inc. (a)	2,052,344

		17,280,194

	Industrial – 14.9%
26,300	Caterpillar, Inc.	2,475,093
30,000	Deere & Co.	1,984,500
16,400	Emerson Electric Co.	1,090,108
24,200	FedEx Corp.	2,163,964
11,600	General Dynamics Corp.	1,252,568
95,400	General Electric Co.	3,480,192
36,800	Tyco International Ltd. (Bermuda)	1,064,624
29,300	United Technologies Corp.	3,126,310

		16,637,359

	Materials – 4.0%
32,000	Dow Chemical Co. (The)	1,449,280
35,000	Phelps Dodge Corp.	3,059,000

		4,508,280

	Technology – 11.1%
35,900	Automatic Data Processing, Inc.	1,572,420
40,900	Broadcom Corp. – Class A (a)	1,451,541
52,600	Computer Associates International, Inc.	1,434,402
88,700	Dell, Inc. (a)	3,538,243
69,600	Intel Corp.	1,874,328
90,200	Texas Instruments, Inc.	2,493,128

		12,364,062

	Telecommunications – 13.3%
47,400	Alltel Corp.	2,757,258
57,800	Amdocs Ltd. (a)	1,575,050
94,100	Cisco Systems, Inc. (a)	1,823,658
67,700	Comcast Corp. – Class A (a)	2,179,940
51,600	Qualcomm, Inc.	1,922,616
47,200	Symantec Corp. (a)	1,067,192
108,600	Time Warner, Inc. (a)	1,889,640
46,500	Verizon Communications, Inc.	1,645,170

		14,860,524

	Total Long-Term Investments (Cost $100,034,289)	102,125,906

Principal Amount		Value
	Short-Term Investments – 2.7%
	U.S. Government and Agency Securities – 2.7%
$3,020,000	U.S. Treasury Bill
	2.84%, 8/25/05 (b)
	(Cost $3,000,102)	$2,999,712

See notes to financial statements.

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HCE | Fiduciary/Claymore Dynamic Equity Fund | Portfolio of Investments (unaudited) continued

Contracts (100 shares per contract)	Call Options Purchased(a)	Expiration Date	Exercise Price	Market Value
	Call Options Purchased – 8.9%
203	Automatic Data Processing, Inc.	January 2007	$20.00	$487,200
390	Citigroup, Inc.	January 2007	20.00	1,062,750
914	General Electric Co.	January 2007	25.00	1,092,230
545	Johnson & Johnson	January 2007	40.00	1,520,550
981	Pfizer, Inc.	January 2007	17.50	1,079,100
300	United Technologies Corp.	January 2007	70.00	1,185,000
190	UnitedHealth Group, Inc.	January 2007	50.00	485,450
716	Wachovia Corp.	January 2007	30.00	1,510,760
753	Wells Fargo & Co.	January 2007	40.00	1,558,710

	Total Call Options Purchased (Cost $ 9,845,906)			9,981,750

	Total Investments – 103.1% (Cost $ 112,880,297)			115,107,368
	Other Assets less Liabilities – 1.1%			1,273,312
	Total Options Written – (4.2%)			(4,715,216)

	Net Assets – 100.0%			$111,665,464

ADR – American Depositary Receipt.

(a)	Non-income producing security.

(b)	Security has been physically segregated to collateralize written put options.

Contracts (100 shares per contract)	Call Options Written(a)	Expiration Date	Exercise Price	Market Value
120	Alltel Corp.	July 2005	$60.00	$6,600
177	Alltel Corp.	October 2005	60.00	28,320
177	Alltel Corp.	January 2006	60.00	46,463
349	Amdocs Ltd.	October 2005	30.00	39,263
229	Amdocs Ltd.	January 2006	30.00	41,220
56	American Express Co.	July 2005	55.00	4,200
113	American Express Co.	October 2005	55.00	24,013
253	American International Group, Inc.	August 2005	55.00	73,370
35	Amgen, Inc.	June 2005	60.00	10,500
70	Amgen, Inc.	July 2005	60.00	25,550
35	Amgen, Inc.	July 2005	65.00	2,450
38	Apache Corp.	June 2005	55.00	15,200
174	Apache Corp.	July 2005	60.00	29,580
469	Automatic Data Processing, Inc.	August 2005	45.00	39,865
93	Automatic Data Processing, Inc.	November 2005	45.00	15,112
195	Bank of America Corp.	August 2005	47.50	11,700
42	Bear Stearns Cos., Inc. (The)	June 2005	95.00	20,160
42	Bear Stearns Cos., Inc. (The)	July 2005	95.00	23,940
49	Bear Stearns Cos., Inc. (The)	July 2005	100.00	12,250
8	Bear Stearns Cos., Inc. (The)	October 2005	100.00	4,360
26	Best Buy Co., Inc.	June 2005	55.00	2,860
208	Best Buy Co., Inc.	July 2005	55.00	37,440
62	Best Buy Co., Inc.	September 2005	55.00	19,220
409	Broadcom Corp.	August 2005	35.00	114,520
79	Cardinal Health, Inc.	June 2005	55.00	26,070
159	Cardinal Health, Inc.	September 2005	60.00	38,160
18	Caterpillar, Inc.	June 2005	95.00	2,160
175	Caterpillar, Inc.	July 2005	95.00	43,750
70	Caterpillar, Inc.	August 2005	95.00	24,500
11	Chicago Mercantile Exchange Holdings, Inc.	June 2005	200.00	18,700
11	Chicago Mercantile Exchange Holdings, Inc.	September 2005	200.00	27,060
44	Chicago Mercantile Exchange Holdings, Inc.	September 2005	220.00	60,720
941	Cisco Systems, Inc.	October 2005	20.00	89,395
246	Citigroup, Inc.	June 2005	47.50	9,840
363	Citigroup, Inc.	September 2005	47.50	52,635
130	Citigroup, Inc.	January 2006	47.50	33,150
253	Comcast Corp.	June 2005	32.50	8,855
424	Comcast Corp.	July 2005	32.50	27,560
244	Computer Associates International, Inc.	June 2005	27.50	7,320
282	Computer Associates International, Inc.	August 2005	30.00	7,050
200	CVS Corp.	August 2005	55.00	40,000
79	CVS Corp.	November 2005	55.00	26,070
151	Deere & Co.	June 2005	65.00	23,405
149	Deere & Co.	September 2005	65.00	58,110
887	Dell, Inc.	August 2005	40.00	133,050

See notes to financial statements.

SemiAnnual Report | May 31, 2005 | 11

HCE | Fiduciary/Claymore Dynamic Equity Fund | Portfolio of Investments (unaudited) continued

Contracts (100 shares per contract)	Call Options Written(a)	Expiration Date	Exercise Price	Market Value
118	Dow Chemical Co. (The)	June 2005	$45.00	$14,160
67	Dow Chemical Co. (The)	December 2005	50.00	10,385
135	Dow Chemical Co. (The)	January 2006	50.00	24,975
113	Eli Lilly & Co.	June 2005	60.00	5,085
113	Eli Lilly & Co.	July 2005	60.00	13,560
50	Emerson Electric Co.	September 2005	65.00	17,750
64	Emerson Electric Co.	September 2005	70.00	7,040
50	Emerson Electric Co.	December 2005	65.00	23,250
78	Exxon Mobil Corp.	June 2005	55.00	14,820
219	Exxon Mobil Corp.	July 2005	60.00	10,950
37	FedEx Corp.	June 2005	90.00	4,255
205	FedEx Corp.	July 2005	90.00	47,150
116	General Dynamics Corp.	August 2005	110.00	31,320
728	General Electric Co.	September 2005	37.50	50,960
657	General Electric Co.	December 2005	37.50	78,840
483	General Electric Co.	January 2006	37.50	67,620
114	Goldman Sachs Group, Inc.	June 2005	100.00	12,540
89	Goldman Sachs Group, Inc.	June 2005	105.00	2,670
248	Harrah’s Entertainment, Inc.	August 2005	70.00	106,640
116	Intel Corp.	July 2005	27.50	8,120
580	Intel Corp.	October 2005	27.50	81,200
173	Johnson & Johnson	October 2005	70.00	25,085
372	Johnson & Johnson	January 2006	70.00	83,700
72	Lehman Brothers Holdings, Inc.	June 2005	90.00	23,616
175	Lehman Brothers Holdings, Inc.	July 2005	95.00	34,125
222	Lennar Corp.	August 2005	55.00	127,650
169	Lennar Corp.	August 2005	60.00	45,630
208	Lowe’s Cos., Inc.	July 2005	55.00	63,960
104	Lowe’s Cos., Inc.	October 2005	60.00	18,200
126	Medtronic, Inc.	August 2005	55.00	15,750
126	Medtronic, Inc.	November 2005	55.00	27,090
104	NIKE, Inc.	June 2005	80.00	29,120
206	NIKE, Inc.	July 2005	80.00	77,250
189	Nordstrom, Inc.	October 2005	60.00	92,610
115	Nordstrom, Inc.	January 2006	60.00	71,875
186	Occidental Petroleum Corp.	August 2005	75.00	53,010
831	Pfizer, Inc.	September 2005	27.50	132,960
579	Pfizer, Inc.	September 2005	30.00	31,845
327	Pfizer, Inc.	December 2005	27.50	75,210
96	Phelps Dodge Corp.	June 2005	85.00	37,440
158	Phelps Dodge Corp.	June 2005	90.00	18,170
96	Phelps Dodge Corp.	July 2005	90.00	22,080
289	Procter & Gamble Co.	June 2005	55.00	24,565
168	Procter & Gamble Co.	July 2005	55.00	21,000
46	Procter & Gamble Co.	January 2006	57.50	8,510
96	Qualcomm, Inc.	June 2005	37.50	5,280
420	Qualcomm, Inc.	July 2005	37.50	48,300
87	Quest Diagnostics, Inc.	August 2005	$110.00	$20,445
84	Quest Diagnostics, Inc.	November 2005	110.00	31,920
220	Sanofi-Aventis	June 2005	45.00	12,100
86	Sanofi-Aventis	September 2005	45.00	16,555
87	Sanofi-Aventis	December 2005	45.00	26,317
87	Sanofi-Aventis	January 2006	45.00	29,145
472	Symantec Corp.	July 2005	22.50	54,280
200	Texas Instruments, Inc.	June 2005	27.50	14,000
369	Texas Instruments, Inc.	July 2005	27.50	42,435
333	Texas Instruments, Inc.	October 2005	27.50	71,595
486	Time Warner, Inc.	June 2005	17.00	26,730
300	Time Warner, Inc.	July 2005	18.00	9,000
300	Time Warner, Inc.	October 2005	18.00	22,500
98	Tyco International Ltd.	June 2005	30.00	1,470
270	Tyco International Ltd.	July 2005	30.00	12,150
110	United Technologies Corp.	June 2005	105.00	29,150
183	United Technologies Corp.	August 2005	105.00	89,670
300	United Technologies Corp.	November 2005	105.00	201,000
282	UnitedHealth Group, Inc.	June 2005	47.50	46,530
284	UnitedHealth Group, Inc.	September 2005	47.50	107,920
496	UnitedHealth Group, Inc.	September 2005	50.00	106,640
46	Valero Energy Corp.	June 2005	65.00	21,620
226	Valero Energy Corp.	June 2005	70.00	38,420
179	Valero Energy Corp.	July 2005	70.00	60,860
120	Verizon Communications, Inc.	June 2005	35.00	9,000
172	Verizon Communications, Inc.	October 2005	37.50	8,600
173	Verizon Communications, Inc.	January 2006	37.50	13,840
429	Wachovia Corp.	October 2005	55.00	31,102
486	Wachovia Corp.	January 2006	55.00	65,610
255	Wells Fargo & Co.	July 2005	60.00	39,525
498	Wells Fargo & Co.	October 2005	60.00	129,480
90	Zimmer Holdings, Inc.	September 2005	85.00	10,800
178	Zimmer Holdings, Inc.	January 2006	85.00	60,520

	Total Call Options Written (Premiums received $4,478,148)			$4,713,966

Contracts (100 shares per contract)	Put Options Written(a)	Expiration Date	Exercise Price	Market Value
250	SPDR Trust Series 1 (Premiums received $7,250)	June 2005	$104.00	$1,250

	Total Options Written (Premiums received $4,485,398)			$4,715,216

(a)	Non-income producing security.

See notes to financial statements.

12 | SemiAnnual Report | May 31, 2005

HCE | Fiduciary/Claymore Dynamic Equity Fund

Statement of Assets and Liabilities | May 31,2005 (unaudited)

Assets
Investments, at value (cost $112,880,297)	$115,107,368
Receivable for securities sold	14,236,821
Dividends receivable	89,318
Other assets	23,469

Total assets	129,456,976

Liabilities
Payable for securities purchased	12,518,688
Options written, at value (premiums received of $ 4,485,398)	4,715,216
Due to custodian	316,478
Offering costs payable	113,965
Advisory fee payable	97,530
Accrued expenses	29,635

Total liabilities	17,791,512

Net Assets	$111,665,464

Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized, 5,705,240 shares issued and outstanding	$57,052
Additional paid-in capital	108,685,032
Net unrealized appreciation on investments and options	1,997,253
Net realized gain on investments and options	920,800
Undistributed net investment income	5,327

Net Assets	$111,665,464

Net Asset Value (based on 5,705,240 common shares outstanding)	$19.57

See notes to financial statements.

SemiAnnual Report | May 31, 2005 | 13

HCE | Fiduciary/Claymore Dynamic Equity Fund

Statement of Operations | For the Period April 29, 2005* through May 31, 2005 (unaudited)

Investment Income
Dividends	$106,567
Interest	42,740

Total income		$149,307

Expenses
Advisory fee	97,530
Professional fees	14,055
Trustees’ fees and expenses	9,854
Printing expense	6,279
Administration fee	3,414
Fund accounting	3,124
NYSE listing fee	2,888
Custodian fee	2,453
Insurance	1,850
Transfer agent fee	1,463
Miscellaneous	1,070

Total expenses		143,980

Net investment income		5,327

Realized and Unrealized Gain (Loss) on Investments and Options
Net realized gain (loss) on:
Investments		2,420,802
Options		(1,500,002)
Net unrealized appreciation (depreciation) on:
Investments		2,227,071
Options		(229,818)

Net realized and unrealized gain on investments and options		2,918,053

Net Increase in Net Assets Resulting from Operations		$2,923,380

*	Commencement of investment operations.

See notes to financial statements.

14 | SemiAnnual Report | May 31, 2005

HCE | Fiduciary/Claymore Dynamic Equity Fund

Statement of Changes in Net Assets |

For the Period April 29, 2005* through May 31, 2005 (unaudited)
Increase in Net Assets from Operations
Net investment income	$5,327
Net realized gain on investments and options	920,800
Net unrealized appreciation on investments and options	1,997,253

Net increase in net assets resulting from operations	2,923,380

Capital Share Transactions
Proceeds from the issuance of common shares	108,870,000
Common share offering costs charged to paid-in capital	(228,000)

Net increase from capital share transactions	108,642,000

Total increase in net assets	111,565,380
Net Assets
Beginning of period	100,084

End of period (including undistributed net investment income of $ 5,327)	$111,665,464

*	Commencement of investment operations.

See notes to financial statements.

SemiAnnual Report | May 31, 2005 | 15

HCE | Fiduciary/Claymore Dynamic Equity Fund

Financial Highlights |

Per share operating performance for a common share outstanding throughout the period	For the Period April 29, 2005* through May 31, 2005 (unaudited)
Net asset value, beginning of period	$19.10	(b)
Income from investment operations
Net investment income (a)	—
Net realized and unrealized gain on investments and options	0.51

Total from investment operations	0.51

Common shares’ offering expenses charged to paid-in capital	(0.04)

Net asset value, end of period	$19.57

Market value, end of period	$20.00

Total investment return (c)
Net asset value	2.46%
Market value	0.00%

Ratios and supplemental data
Net assets, end of period (thousands)	$111,665
Ratio of net expenses to average net assets	1.35	%(d)
Ratio of net investment income to average net assets	0.05	%(d)
Portfolio turnover rate	24%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)	Before deduction of offering expenses charged to capital.

(c)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Annualized.

See notes to financial statements.

16 | SemiAnnual Report | May 31, 2005

HCE | Fiduciary/Claymore Dynamic Equity Fund

Notes to Financial Statements | May 31, 2005 (unaudited)

Note	1 – Organization:

Fiduciary/Claymore Dynamic Equity Fund (the “Fund”) was organized as a Delaware statutory trust on December 15, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide a high level of current income and current gains and, to a lesser extent, capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities and writing (selling) call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund’s investment objective will be achieved.

Note	2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a)	Valuation of Investments

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Exchange-traded options are valued at the last trade price. If not traded, they are valued at the mean of the bid and asked prices. Short-term securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

(b)	Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c)	Options

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Note	3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser will furnish offices, necessary facilities and equipment, provide administrative services, oversee the activities of Fiduciary Asset Management, LLC (the Fund’s “Sub-Adviser”), provide personnel including certain officers required for its administrative management and pay the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets (net assets plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily Managed Assets.

SemiAnnual Report | May 31, 2005 | 17

HCE | Fiduciary/Claymore Dynamic Equity Fund | Notes to Financial Statements (unaudited) continued

The Bank of New York (“BNY”) acts as the Fund’s custodian, accounting agent, administrator and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Note	4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the components of investments, excluding written options as of May 31, 2005 is as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation On Investments
$112,880,297	$2,877,411	$(650,340)	$2,227,071

Note	5 – Investments in Securities:

For the period ended May 31, 2005, purchases and sales of investments, excluding written options and short-term securities, were $134,532,000 and $27,072,608, respectively.

The Fund entered into written option contracts during the period ended May 31, 2005. Details of the transactions were as follows:

	Number of Contracts	Premiums Received
Options written during the period	38,279	$6,169,971
Options received from stock split	531	—
Options expired during the period	(188)	(28,033)
Options closed during the period	(12,008)	(1,656,540)
Options assigned during the period	—	—

Options outstanding, end of period	26,614	$4,485,398

Note	6 – Capital:

Common Shares

In connection with its organization process, the Fund sold 5,240 shares of beneficial interest to Claymore Securities, Inc., an affiliate of the Adviser, for consideration of $100,084 at a price of $19.10 per share. The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 5,705,240 issued and outstanding. Of this amount, the Fund issued 5,375,000 shares of common stock in its initial public offering and issued pursuant to an over allotment option to the underwriters, an additional 325,000 shares on May 11, 2005. These shares were issued at $19.10 per share after deducting the sales load but before underwriters’ expense reimbursement. In addition, the Fund’s Adviser has agreed to pay all of the Fund’s organizational costs.

Offering costs, estimated at $228,000 or $0.04 per share, in connection with the issuance of common shares have been borne by the Fund and were charged to paid-in capital. The Adviser has agreed to pay offering expenses (other than sales load, but including reimbursement of expenses to the underwriters) in excess of $0.04 per common share.

Note	7 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note	8 – Subsequent Event:

On June 27, 2005, the Board of Trustees declared a quarterly dividend of $0.425 per common share. This dividend will be payable August 31, 2005 to shareholders of record on August 15, 2005.

18 | SemiAnnual Report | May 31, 2005

HCE | Fiduciary/Claymore Dynamic Equity Fund

Supplemental Information | (unaudited)

Trustees

The Trustees of the Fiduciary/Claymore Dynamic Equity Fund and their principal occupations during the past five years:

Name, Address*, Age and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios In The Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Randall C. Barnes Age: 53 Trustee	Since 2005	Formerly, Senior Vice President Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	3	None.

Howard H. Kaplan Age: 35 Trustee	Since 2005	Principal of Blumenfeld, Kaplan & Sandweiss P.C., a law firm providing legal advice in business law and litigation.	2	None.

Robert B. Karn III Age: 63 Trustee	Since 2005	Consultant (1998-present). Previously, Managing Partner, Financial and Economic Consulting St. Louis Office of Arthur Andersen, LLP.	2	Director of Peabody Energy Company, GP, Natural Resource Partners LLC and Kennedy Capital Management, Inc.

Ronald A. Nyberg Age: 51 Trustee	Since 2005	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	10	None.

John M. Roeder Age: 62 Trustee	Since 2005	Financial consultant (1999-present). Director in Residence at The Institute for Excellence in Corporate Governance of the University of Texas at Dallas School of Management. Formerly, Office Managing Partner Arthur Andersen, LLP.	2	Director, LMI Aerospace.

Ronald E. Toupin, Jr. Age: 46 Trustee	Since 2005	Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998- 1999), Vice President of Nuveen Investment Advisory Corporation (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Company, Inc. (1982-1999).	9	None.

Interested Trustees:
Nicholas Dalmaso† Age: 40 Trustee; Chief Legal and Executive Officer; Chief Compliance Officer	Since 2005	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). Formerly, Assistant General Counsel, John Nuveen and Company, Inc. (1999-2000). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	10	None.

Joseph E. Gallagher, Jr.†† 8112 Maryland Avenue Suite 400 St. Louis, MO 63105 Age: 48 Trustee	Since 2005	Executive Managing Director and Chief Operating Officer of Fiduciary Asset Management, LLC (1994-present). Member of the St. Louis Chapter of the National Association for Business Economics.	2	Member of the Board of Directors for the Delta Gamma Center for Children with Visual Impairments and for the Rossman School.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

•	Messrs. Barnes and Dalmaso, as Class I trustees, are expected to stand for re-election at the Fund’s annual meeting of shareholders for the 2005 fiscal period.

•	Messrs. Gallagher, Kaplan and Nyberg, as Class II trustees, are expected to stand for re-election at the Fund’s annual meeting of shareholders for the 2006 fiscal year.

•	Messrs. Roeder, Toupin and Karn, as Class III trustees, are expected to stand for re-election at the Fund’s annual meeting of shareholders for the 2007 fiscal year.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.

†	Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Adviser.

††	Mr. Gallagher is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Fiduciary Asset Management, LLC, the Fund’s Sub-Adviser.

SemiAnnual Report | May 31, 2005 | 19

HCE | Fiduciary/Claymore Dynamic Equity Fund | Supplemental Information (unaudited) continued

Officers

The officers of the Fiduciary/Claymore Dynamic Equity Fund and their principal occupations during the past five years:

Name, Address*, Age and Position(s) held with Registrant	Term of Office ** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers
Steven M. Hill Age: 40 Chief Accounting Officer, Chief Financial Officer and Treasurer	Since 2005	Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (North America) Inc., from 2002-2003; Managing Director, FrontPoint Partners LLC (2001- 2002); Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP, (1999); Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).

Heidemarie Gregoriev Age: 34 Secretary	Since 2005	Vice President and Assistant General Counsel, Claymore Advisors, LLC and Claymore Securities, Inc. since 2004; Legal Counsel, Henderson Global Investors (North America) Inc. and Assistant Secretary (2001-2004) and Chief Legal Officer (2003-2004) of Henderson Global Funds; Attorney, Gardner, Carton & Douglas (1997-2001).

Jim Howley Age: 33 Assistant Treasurer	Since 2005	Vice President, Fund Administration of Claymore Securities, Inc. (2004-present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

Richard Sarhaddi Age: 32 Assistant Secretary	Since 2005	Assistant Vice President of Claymore Advisors, LLC and Claymore Securities, Inc.; Previously, Editor, CCH Incorporated.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

20 | SemiAnnual Report | May 31, 2005

HCE | Fiduciary/Claymore Dynamic Equity Fund

Investment Advisory and Sub-Advisory Agreement Contracts | (unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) contemplates that the Board of Trustees (the “Board”) of the Fund, including a majority of the Trustees who have no direct or indirect interest in the investment advisory or investment sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), are required to approve the terms of the Fund’s investment advisory and sub-advisory agreements prior to the commencement of Fund operations. In this regard, the Board reviewed and approved the Advisory Agreement and the Sub-Advisory Agreement with the Adviser and the Sub-Adviser for the Fund.

At a meeting held on January 18, 2005, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the Sub-Adviser and approval of the Advisory Agreement and of the Sub-Advisory Agreement. Going forward, the Board will review the Advisory Agreement and the Sub-Advisory Agreement on an annual basis (after the initial two year term) and approval from the Board will be required for the agreements to remain in effect.

Approval of the Advisory Agreement

In approving the Advisory Agreement, the Fund’s Board of Trustees, including the Independent Trustees, considered in general the nature, quality and scope of services to be provided by the Adviser. The Board of Trustees, including the Independent Trustees, met with representatives of the Adviser and the Sub-Adviser, who described the Fund’s investment objective and policies and discussed the Fund’s target portfolio, as described in the Prospectus.

The Board of Trustees discussed with representatives of the Adviser the history and current operations of the Adviser, the background, experience and expertise of various key personnel of the Adviser, the responsibilities of the Adviser, including investment advisory oversight, compliance and filings and dividend management, and the experience and abilities of the Adviser with regard to each of its responsibilities.

The Board of Trustees reviewed the experience of the Adviser as investment adviser to other closed-end investment companies and its affiliated entity’s experience as a shareholder servicing agent to various closed-end investment companies. As part of its analysis of the Adviser, the Board of Trustees also considered the personnel of the Adviser who would be responsible for compliance, investment advisory oversight and the performance monitoring of the portfolio management team of the Sub-Adviser. Particularly in light of the services to be provided and the previous experience of these personnel in performing similar tasks, the Board of Trustees concluded that the Adviser’s personnel were qualified to serve the Fund in the functions proposed.

Prior to approving the proposed investment advisory fee, the Board of Trustees reviewed and discussed with the Adviser materials prepared and distributed in advance by the Adviser regarding the comparability of the proposed investment advisory fee with the fees of other closed-end investment companies with strategies similar to the Fund’s. In addition, the Board of Trustees received information regarding the other expenses, total expense ratios and inception dates for comparable funds. The Board of Trustees, after reviewing the totality of the information presented, including the services to be provided, the investment advisory oversight role of the Adviser, its compliance oversight and monitoring of the Fund’s portfolio, support of the Adviser’s parent entity, comparable fees and total expense ratios, concluded that the services to be provided and the proposed total investment advisory fee of 1.00% (of which 0.50% will be paid to the Sub-Adviser by the Adviser pursuant to the Sub-Advisory Agreement) is fair and reasonable for the Fund and that the Advisory Agreement is in the best interests of the Fund and its shareholders.

Approval of the Sub-Advisory Agreement

In approving the Sub-Advisory Agreement, the Fund’s Board of Trustees, including the Independent Trustees, considered in general the nature, quality and scope of services to be provided by the Sub-Adviser. Mohammed Riad, the Fund’s portfolio manager, discussed with the Board of Trustees his background and experience and the background and experience of the Sub-Adviser generally, focusing on both general investment experience and experience with the specific investment strategies to be utilized by the Fund. The Board considered the history and current operations of the Sub-Adviser and the fact that the Sub-Adviser advises three other closed-end funds, including one fund with investment objectives and policies similar to those of the Fund. Particularly in light of the services to be provided and previous experience of these personnel in performing similar tasks, the Board of Trustees concluded that the Sub-Adviser’s personnel and portfolio management team are qualified to serve the Fund in the proposed function.

In evaluating the fees to be paid by the Fund to the Sub-Adviser, the Board of Trustees received the Form ADV of the Sub-Adviser. The Board of Trustees also considered information regarding investment advisory fees paid by and total expense ratios of other closed-end investment companies with strategies similar to those of the Fund. The Board of Trustees, after reviewing the totality of the information presented including the services to be provided, comparable fees and total expense ratios, concluded that the services to be provided and the proposed sub-advisory fee of 0.50% to be paid to the Sub-Adviser by the Adviser pursuant to the Sub-Advisory Agreement is fair and reasonable for the Fund and that the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.

Considerations and Conclusions of the Independent Trustees

The Independent Trustees met separately with their independent counsel to discuss their fiduciary responsibilities in general and also with respect to the approval of investment advisory agreements. In their discussion and review of the Advisory and Sub-Advisory Agreements, the Independent Trustees discussed (i) the nature and quality of the services to be provided by the Investment Adviser and the Investment Sub-Adviser; (ii) the proposed advisory fees on a relative and qualitative basis; (iii) the Investment Sub-Adviser’s experience and history; (iv) the quality of the persons to be carrying out the duties under each of the proposed Investment Advisory Agreement and Investment Sub-Advisory Agreement; (v) applicable economies of scale; and (vi) that there were no fall-out benefits to the Adviser or Sub-Adviser. The Board of Trustees, including the Independent Trustees, after reviewing the totality of the information presented, including the nature, quality and extent of services to be provided, oversight responsibilities of the Adviser and the Adviser’s efforts to support the Fund, the day-to-day management of the Fund’s portfolio, the implementation of the Fund’s investment strategy by the Sub-Adviser, the experience and philosophy of the Sub-Adviser, applicability of economies of scale, comparable fees (including sub-advisory fees) and total expense ratios, concluded that approving the Advisory and Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. Based on this review, the Independent Trustees also concluded that the proposed investment advisory and the proposed investment sub-advisory fee were fair and reasonable for the Fund and that the Advisory and Sub-Advisory Agreements were in the best interests of the Fund and its shareholders.

SemiAnnual Report | May 31, 2005 | 21

HCE | Fiduciary/Claymore Dynamic Equity Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by the Bank of New York (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, 2 Hanson Place, Brooklyn, New York, 11217, Attention: Irina Krylov, Phone Number: (718) 315-4818.

22 | SemiAnnual Report | May 31, 2005

HCE | Fiduciary/Claymore Dynamic Equity Fund

Fund Information |

Board of Trustees

Randall C. Barnes

Nicholas Dalmaso*

Joseph E. Gallagher, Jr.*

Howard H. Kaplan

Robert B. Karn III

Ronald A. Nyberg

John M. Roeder

Ronald E.Toupin, Jr.

Officers

Nicholas Dalmaso

Chief Executive Officer, Chief Legal Officer and Chief Compliance Officer

Steven M. Hill

Chief Accounting Officer, Chief Financial Officer and Treasurer

Heidemarie Gregoriev

Secretary

Jim Howley

Assistant Treasurer

Richard Sarhaddi

Assistant Secretary

Investment Adviser

Claymore Advisors, LLC

Lisle, Illinois

Investment Sub-Adviser

Fiduciary Asset Management, LLC

St. Louis, Missouri

Administrator, Custodian and Transfer Agent

The Bank of New York

New York, New York

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Chicago, Illinois

Independent Registered Public Accounting Firm

Ernst & Young LLP

Chicago, Illinois

*	Trustees who are “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended.

Privacy Principles of Fiduciary/Claymore Dynamic Equity Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the infor-mation. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Fiduciary/Claymore Dynamic Equity Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Administrator, Custodian and Transfer Agent:

The Bank of New York, 111 Sanders Creek Parkway, East Syracuse, NY 13057, (800) 701-8178

This report is sent to shareholders of Fiduciary/Claymore Dynamic Equity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent semiannual period ended May 31, 2005 is also available, without charge and upon request by calling (800) 345-7999 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

SemiAnnual Report | May 31, 2005 | 23

HCE | Fiduciary/Claymore Dynamic Equity Fund

About the Fund Manager |

Fiduciary Asset Management, LLC

Fiduciary is an independent, employee-owned, registered investment adviser that manages a broad array of equity and fixed-income portfolios primarily for institutional investors and is based in St. Louis, Missouri. Currently, Fiduciary manages approximately $16 billion in assets for endowments & foundations, public pension plans, corporate trusts, union plans, Taft-Hartley plans, four exchange-listed closed-end funds and three hedge funds. Fiduciary will begin management of its first open-end mutual fund anticipated to launch in late July 2005.

Investment Philosophy

Fiduciary believes that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.

Investment Process

The managers employ a disciplined three-step investment process that seeks to build a solid core equity portfolio with an actively managed options strategy overlay.

1.	Build an underlying portfolio of stocks by utilizing Fiduciary’s disciplined core equity process.

2.	Develop a unique covered call writing strategy that is created based on the equity portfolio and then implemented.

3.	Monitor the fund through active management and by employing a proprietary risk management model.

Fiduciary Asset Management, LLC 8112 Maryland Ave. Suite 400 St. Louis, MO 63105

Item 2. Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Not applicable.

(a) (2)	Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2.

(b)	Certification of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fiduciary/Claymore Dynamic Equity Fund

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer
Date:	August 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer
Date:	August 2, 2005

By:	/s/ Steven M. Hill
Name:	Steven M. Hill
Title:	Treasurer and Chief Financial Officer
Date:	August 2, 2005